SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  March 18, 1997
                Date of Report (Date of earliest event reported)



                                 AUTOZONE, INC.
            (Exact Name of Registrant as Specified in Its Charter)



                                     Nevada
                 (State or Other Jurisdiction of Incorporation)



       1-10714                                              62-1482048
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)




                123 South Front Street, Memphis, Tennessee 38103
               (Address of Principal Executive Offices)(Zip Code)



                                (901) 495-6500
              (Registrant's Telephone Number, Including Area Code)


                               (Not applicable)
         (Former name or former address, if changed since last report)

Item 5. Other Events.

On March 18, 1997, the Company made the announcement in the Press
Release at Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated March 18, 1997.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 AUTOZONE, INC.

Date:  March 18, 1997                            By:  /s/ Harry L. Goldsmith
                                                      ----------------------
                                                 Harry L. Goldsmith
                                                 Senior Vice President
                                                 & Secretary